Exhibit 10.7

                     MASTER LOAN PURCHASE AND SALE AGREEMENT

         THIS MASTER LOAN PURCHASE AND SALE AGREEMENT ("Agreement") is made and dated as of April 14, 1999 between MERRILL LYNCH CREDIT CORPORATION ("MLCC") and WESTMARK MORTGAGE CORPORATION ("Seller"), 8000 North Federal Highway, Boca Raton, FL 33487.

                                    RECITALS

         Seller is in the business inter alia of originating, making, and selling one-to-four unit, first lien residential mortgage loans.

         MLCC desires to purchase and Seller desires to sell to MLCC such mortgage loans from time to time on the terms and conditions set forth herein and in the Merrill Lynch Credit Corporation Seller Guide ("Guide"), a copy of which Seller has received and reviewed and which is incorporated herein by reference, including any subsequent amendments delivered by MLCC to Seller from time to time.

         NOW, THEREFORE, in consideration of the mutual covenants made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. PURCHASE AND SALE OF MORTGAGE LOANS. Following the date of this Agreement, Seller agrees to deliver to MLCC Mortgage Loans having such characteristics and in such aggregate principal amounts as are agreed between MLCC and Seller in accordance with the eligibility guidelines in the Guide and the Master Commitment. Transactions will be evidenced by Commitment Confirmations issued by MLCC to Seller pursuant to the Guide. MLCC agrees to purchase such Mortgage Loans from Seller on the terms and subject to the conditions of the Commitment Confirmations, this Agreement and the Guide. Seller hereby acknowledges and agrees to all terms and provisions of the Guide which relate to the selling of Mortgage Loans, including without limitation, Chapter
2.2 thereof, which are hereby incorporated by reference as if such had been set forth herein in their entirety and acknowledges that the Guide may be amended from time to time.

         2. GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER. As an inducement to enter into this Agreement and to consummate each sale hereunder, Seller and MLCC represent and warrant to each other (as applicable) as follows (it being acknowledged that each such representation and warranty is made as of both the date of execution hereof and the Sale Date for each Mortgage Loan):

                  2.1 DUE INCORPORATION AND GOOD STANDING. Seller and MLCC are each duly organized, validly existing and in good standing under the laws of its state of incorporation. Seller and MLCC have and shall continue to maintain in full force and effect all licenses, registrations and certifications in all appropriate jurisdictions to conduct all activities to be performed pursuant to this Agreement. Seller represents that it meets any and all of the eligibility criteria specified by MLCC.

                  2.2 AUTHORITY AND CAPACITY. Seller and MLCC have all requisite corporate power, authority and capacity to enter into this Agreement and to perform the obligations hereunder. The execution and delivery of this Agreement, and any related agreements or instruments and the consummation of the transactions contemplated hereby and thereby, each has been duly and validly authorized by all necessary corporate action. This Agreement and any related agreements or instruments each constitutes a valid and legally binding agreement of Seller and MLCC enforceable in accordance with its terms subject to bankruptcy law and other similar laws affecting the rights of creditors.

                  2.3 EFFECTIVE AGREEMENT. The execution, delivery and performance of this Agreement, and any related agreements or instruments by Seller or MLCC, its compliance with the terms


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hereof and thereof, and consummation of the transactions contemplated hereby and thereby, will not violate, conflict with, result in a breach of, constitute a default under, be prohibited by, or require any additional approval under its articles of incorporation, bylaws, or any instrument or agreement to which Seller or MLCC is a party or by which it is bound or which materially and adversely affects the purchase or servicing of the Mortgage Loans, or any state or federal law, rule, or regulation or any judicial or administrative decree, order, ruling or regulation applicable to it or to the origination, pooling, or servicing of the Mortgage Loans.

                  2.4 COMPLIANCE WITH CONTRACTS AND REGULATIONS. Seller and MLCC have complied with all applicable (i) agreements and contracts and (ii) federal, state and local laws and regulations, with respect to any of the Mortgage Loans.

                  2.5 TITLE TO THE ASSETS. Seller is the lawful owner of the Mortgage Loans and has the sole right and authority to transfer the Mortgage Loans as contemplated hereby. Upon payment of the purchase price by MLCC, the transfer, assignment and delivery of the Mortgage Loans in accordance with the terms and conditions of this Agreement shall vest in MLCC all rights as owner free and clear of any and all claims, charges, defenses, offsets and encumbrances of any kind or nature whatsoever, including but not limited to those of Seller.

                  2.6 LITIGATION. There is no litigation, proceeding, claim, demand or governmental investigation pending or, to the knowledge of Seller or MLCC, threatened, and no order, injunction or decree outstanding against or relating to Seller or MLCC, which could have a material adverse effect upon any of the Mortgage Loans, result in liability to the other party or materially impair the ability of either party to perform its obligations hereunder, nor does Seller or MLCC know of any material basis for any such litigation, proceeding, claim or demand or governmental investigation either against or relating to Seller or MLCC. Neither Seller nor MLCC is in default with respect to any order of any court, governmental authority or arbitration board or tribunal to which Seller or MLCC is a party or is subject, and neither Seller nor MLCC is in violation of any laws, ordinances, governmental rules or regulations to which it is subject, the effect of which would have a material and adverse effect on the ability of either party to perform its obligations hereunder.

                  2.7 STATEMENT MADE. No representation, warranty or written statement made by Seller in this Agreement, or in any schedule or exhibit to this Agreement furnished to MLCC by Seller, contains, or will contain, any untrue statement of a material fact or omits, or will omit, to state a material fact necessary to make the statements contained herein or therein not misleading.

         3. NOTICES. All notices between the parties hereby shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to MLCC at:

                  4802 Deer Lake Drive East
                  Jacksonville, FL 32246-6484
                  Attention:        Edward J. McDonald
                                    Senior Vice President/Manager of Sales
                                    Wholesale Lending
                                    (with a copy to General Counsel
                                    at same address)

and to Seller at its address set forth opposite its signature below. MLCC and Seller may designate to the other party in writing, from time to time, other or different addresses to which communications hereunder shall be sent.

         4. THIRD-PARTY BENEFICIARIES. The assignees, transferees and designees of MLCC are acknowledged by Seller to be the third-party beneficiaries of this Agreement entitled to enforce the provisions hereof directly.


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         5. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Guide.

         6. NON-SOLICITATION. Seller hereby agrees that it will not take any action or cause any action to be taken by any of its agents, Affiliates, or independent contractors working on its behalf, personally, by telephone or mail, to solicit without the prior written consent of MLCC any MLCC Mortgagor for (a) the prepayment of any Mortgage Loan, in whole or in part, (b) subordinate mortgage financing, or (c) any financial services or products including, without limitation, any type of insurance or brokerage account services. Seller agrees that MLCC may solicit Mortgagors for financial services available from MLCC or its Affiliates including, without limitation, insurance and brokerage account services. Seller agrees that it will not prepare or disseminate, for compensation or otherwise, any mailing list of the Mortgagors to parties other than MLCC. With the exception of any direct mailings, nothing in this Section 6 shall be deemed to restrict Seller's ability to market any product or service through solicitations to the general public or through the mass media.

         7. POWER OF ATTORNEY. Seller agrees to cooperate with MLCC in order to permit MLCC to effect transactions with any of its Affiliates, or other parties, for further sale, assignment, transfer or delivery of any Mortgage Loan or Mortgaged Property or any part thereof or any interest therein. If so requested by MLCC, or any successor or assign of MLCC, Seller shall ratify and confirm any such action, sale assignment, transfer or delivery by executing and delivering all such instruments and other documents as may be designated in any such request.

         8. SUPPLEMENTARY INFORMATION. From time to time during the term of this Agreement, Seller shall furnish to MLCC such information supplementary to the information contained in the documents and schedules delivered pursuant to this Agreement hereto as MLCC may reasonably request or which may be necessary to enable MLCC to file any reports due in connection with the Mortgage Loans. If such information is not readily available to Seller, MLCC agrees to pay Seller a reasonable fee to compensate Seller for obtaining such information.

         9. NO BROKER'S FEES. Each party hereto represents and warrants to the other that it has made no agreement to pay any agent, finder, or broker or any other representative, any fee or commission in the nature of a finder's or broker's fee arising out of or in connection with the subject matter of this Agreement. The parties hereto covenant with each other and agree to indemnify and hold each other harmless from and against any such obligation or liability and any expense incurred by the other in investigating or defending (including reasonable attorney's fees) any claim based upon the other party's actions under this paragraph.

         10. FURTHER ASSURANCES. Seller shall, at any time and from time to time, promptly, upon the reasonable request of MLCC or its representatives, execute, acknowledge, deliver or perform all such further acts, deeds, assignments, transfers, conveyances, and assurances as may be required for the better vesting and confirming to MLCC, its successors and assigns of title to the Mortgage Loans or as shall be necessary to effect the transactions provided for in this Agreement.

         11. TERMINATION. Unless terminated earlier as permitted hereunder, this Agreement shall expire of its own term, and without the necessity of action by either party, three (3) years following the date of execution of this Agreement, unless earlier extended by both parties. This Agreement may be terminated at any time (a) by mutual written consent of the parties; or (b) by either Party, without cause, upon thirty (30) days written notice to the other party. MLCC will honor all Mortgage Loans registered with MLCC by Seller as of the date notice of termination is given.

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         12. EFFECT OF TERMINATION. In the event of termination of this
Agreement as provided in Paragraph 11 hereof, this Agreement shall forthwith become void and MLCC shall not be required to purchase Mortgage Loans; provided, however, that termination of this Agreement shall not release any party from liability for its own misrepresentation or for any breach by it prior to such termination of any covenant, agreement or warranty contained herein.

         13. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof. There are no written or oral agreements, understandings, representations or warranties between the parties other than those set forth herein and in that certain Master Commitment by and between the parties dated as of April 14, 1999, as the same may be modified, amended, or renewed from time to time, and/or commitment confirmations between the parties hereto, and in the Guide. Seller acknowledges it is bound by all conditions of the Guide unless expressly modified by this Agreement or in a separate written agreement, including but not limited to any Master Commitment and/or Commitment Confirmation. In the event of a conflict between the terms of the Guide or any separate written agreement, the terms of the applicable agreement shall control.

         14. RIGHTS CUMULATIVE; WAIVERS. The rights of each of the parties under this Agreement are cumulative, may be exercised as often as any party considers appropriate and are in addition to each party's rights under any other documents executed between the parties or, except as otherwise modified herein, under law. The rights of each of the parties hereunder shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right. At any time prior to any sale, Seller, on the one hand, and MLCC, on the other, may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements of the other party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party granting the extension waiver.

         15. SURVIVAL. The representations, warranties, covenants and agreements contained in this Agreement shall survive the closing of any mortgage loan and sale to MLCC and shall not terminate, notwithstanding the termination of this Agreement, any restrictive or qualified endorsement on any mortgage or promissory note or MLCC's examination or failure to examine any mortgage file or MLCC's approval of any mortgage loan for purchase.

         16. GOVERNING LAW. This Agreement and all related agreements shall be governed by, construed and enforced in accordance with the laws of the State of Florida without reference to the choice of law principles thereof.

         17. SEVERABILILTY. In the case any provision in this Agreement or any related agreement shall be found by a court of competent jurisdiction to be invalid, illegal or unenforceable, such provision shall be construed and enforced as if it had been more narrowly drawn so as not to be invalid, illegal or unenforceable, and the validity, legality and enforceability of the remaining provisions of this Agreement or any related agreement shall not in any way be affected or impaired thereby.

         18. SUCCESSORS AND ASSIGNS. Seller may not assign, or delegate all or any part of its rights, duties, and/or obligations hereunder without the written permission of MLCC which may be withheld in its sole discretion. A change in ownership, merger, or consolidation of Seller shall be considered an assignment for purposes of this Agreement.

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         19. RELATIONSHIP OF PARTIES. The relationship between the parties is an independent contractor relationship, and Seller is not, and shall not represent to third parties that it is acting as, an agent for and on behalf of MLCC.

         IN WITNESS WHEREOF, Merrill Lynch Credit Corporation and Island Mortgage Network have caused this Master Loan Purchase and Sale Agreement to be duly executed in its corporate name by one of its duly authorized officers, all as of the date first above written.



MERRILL LYNCH CREDIT CORPORATION

By:  /s/ Edward J. Mcdonald
     --------------------------
Name:    Edward J. Mcdonald
      -------------------------
Title:   Senior Vice President
      -------------------------


WESTMARK MORTGAGE CORPORATION

By:  /s/ Payton Story, III
    ---------------------------
Name:    Payton Story, III
      -------------------------
Title:   President
      -------------------------